GATX CORPORATION DISCIPLINED. PROVEN. Fixed Income Investor Presentation | April 2016

2 Forward Looking Statement Forward-looking statements in this presentation that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These include statements that reflect our current views with respect to, among other things, future events, financial performance and market conditions. In some cases, forward-looking statements can be identified by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would,” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Specific risks and uncertainties include, but are not limited to, (1) inability to maintain our assets on lease at satisfactory rates; (2) weak economic conditions, financial market volatility, and other factors that may decrease demand for our assets and services; (3) decreased demand for portions of our railcar fleet due to adverse changes in commodity prices, including, but not limited to, sustained low crude oil prices; (4) events having an adverse impact on assets, customers, or regions where we have a large investment; (5) operational disruption and increased costs associated with increased railcar assignments following non-renewal of leases, compliance maintenance programs, and other maintenance initiatives; (6) financial and operational risks associated with long-term railcar purchase commitments; (7) reduced opportunities to generate asset remarketing income; (8) changes in railroad efficiency that could decrease demand for railcars; (9) operational and financial risks related to our affiliate investments, including the RRPF affiliates; (10) fluctuations in foreign exchange rates; (11) failure to successfully negotiate collective bargaining agreements with the unions representing a substantial portion of our employees; (12) the impact of new regulatory requirements for tank cars carrying crude, ethanol, and other flammable liquids; (13) deterioration of conditions in the capital markets, reductions in our credit ratings, or increases in our financing costs; (14) asset impairment charges we may be required to recognize; (15) competitive factors in our primary markets; (16) risks related to international operations and expansion into new geographic markets; (17) exposure to damages, fines, and civil and criminal penalties arising from a negative outcome in our pending or threatened litigation; (18) changes in or failure to comply with laws, rules, and regulations; (19) inability to obtain cost-effective insurance; (20) environmental remediation costs; (21) inadequate allowances to cover credit losses in our portfolio, and (22) other risks discussed in our filings with the US Securities and Exchange Commission (SEC), including our Form 10-K for the year ended December 31, 2015, and our subsequently filed Form 10-Q reports, all of which are available on the SEC’s website (www.sec.gov). Investors should not place undue reliance on forward-looking statements, which speak only as of the date they are made, and are not guarantees of future performance. The Company undertakes no obligation to publicly update or revise these forward-looking statements. Investor, corporate, financial, historical financial, photographic and news release information may be found at www.gatx.com.

HISTORY & BUSINESS OVERVIEW 3

4 GATX’s 117 Year History 1898 Established as railcar lessor with 28 railcars 1919 Initiated quarterly dividend 1936 Rail Operations in Canada 1994 Rail Operations in Europe & Mexico 1996 Locomotive Operations 1998 Rolls-Royce Partners and Finance (RRPF) Affiliates formed 1973 GATX acquired American Steamship Company (ASC) 2012 Rail Operations in India 2016 $7.4 billion* in assets and an interest in more than 151,000 railcars worldwide *Assets on- and off-balance sheet as of 12/31/15

5 GATX Today – Business Segments AMERICAN STEAMSHIP COMPANY  Largest US-flagged vessel operator on the Great Lakes  Operates a fleet of efficient self-unloading ships  Exceptional safety record and leader in Great Lakes environmental matters 69% 15% 9% 4% 3% PORTFOLIO MANAGEMENT  RRPF affiliates is the largest lessor of Rolls-Royce aircraft spare engines worldwide RAIL NORTH AMERICA  One of the largest railcar lessors  Diversified fleet of nearly 125,000 railcars and more than 600 locomotives  Strong customer credit quality, diversification in car type and commodities carried RAIL INTERNATIONAL  GATX Rail Europe (GRE) is one of the largest European tank car lessors  Strong customer credit quality, diversification in car types, geography and commodities carried  Largest railcar lessor in India $7.4 billion NBV* NET BOOK VALUE OF ASSETS 69% Rail North America 15% Rail International 9% Portfolio Management 4% ASC 3% Other *Assets on- and off-balance sheet as of 12/31/15

6 GATX’s Strong Global Presence GATX owns, manages, or has an interest in more than 151,000 railcars, over 600 locomotives, 17 vessels on the Great Lakes, and approximately 435 aircraft spare engines. (Map excludes leasing footprint for RRPF) GATX Rail Operations Footprint GATX Headquarters (Chicago, IL) Major Business Office (excludes sales offices) Major Maintenance Facility (excludes field repair centers, customer site locations, & mobile units) American Steamship Company Headquarters (Williamsville, New York) Rolls-Royce & Partners Finance Headquarters (London, England) As of 12/31/2015

7 Straightforward and Proven Business Model Railcar leasing is our core. BUY the railcar at an economically attractive and competitively advantaged price LEASE the railcar to a quality customer at an attractive rate for a term that reflects the business cycle SERVICE the railcar in a manner that maximizes safety, in-use time and customer satisfaction MAXIMIZE the value of the railcar by selling or scrapping at the optimal time

8 GATX Rail North America Overview As of 12/31/2015 INDUSTRIES SERVED 27% Chemical 26% Refiners & Other Petroleum 18% Railroads & Other Transportation 10% Food & Agriculture 8% Mining, Minerals & Aggregates 11% Other Based on 2015 Rail North America Revenue 27% 26%18% 10% 8% 11% SERVICES  Customers rely on GATX to manage the complex process of maintaining railcars  Extensive maintenance network  In 2015, GATX Rail North America performed an aggregate of approximately 79,000 maintenance events in its owned and third-party maintenance network MAINTENANCE ENGINEERING  GATX engineers tailor railcar solutions to meet customers’ needs, taking into consideration commodity carried, location, and layout of facilities CUSTOMER SERVICE  Responsive service representatives  Reduce administrative burden of railcar operations and handle complicated situations for our customers  MyGATXRail.com which provides customer self- service, allowing instant access to fleet information WHOLLY OWNED FLEET COUNT 125,000 CAR TYPE COUNT 160 AVERAGE FLEET AGE 20 YEARS LOCOMOTIVE COUNT 600+ NUMBER OF CUSTOMERS 800+ COUNTRIES OF OPERATIONS US, Canada, & Mexico 2015 OVERVIEW

9 64 67 63 41 35 45 60 62 66 54 17% 14% 5% -11% -16% 7% 26% 35% 39% 32% -20% -10% 0% 10% 20% 30% 40% 50% 0 10 20 30 40 50 60 70 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Renewal Lease Term (left axis) Lease Price Index (right axis) Managing Through Cycles GATX quickly adapts to changing market conditions. In a strong market, GATX increases lease rates and stretches lease terms. In a weak market, GATX shortens lease terms and lowers lease rates to maintain utilization. STRONG MARKET STRONG MARKET 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Approximate # of railcars scheduled for renewal 20,000 20,000 17,500 15,000 17,000 21,000 20,000 21,000 20,000 17,000 Renewal Success Rate 77% 73% 60% 54% 62% 77% 82% 81% 86% 81% M ON TH S WEAK MARKET As of 12/31/15 LPI = Lease Price Index: The average renewal lease rate change is reported as the percent-change between the average renewal lease rate and the average expiring lease rate, weighted by GATX’s North American fleet composition, excluding boxcars

10 Results of GATX’s Disciplined Approach 91% 90% 96% 99% 80.0% 82.0% 84.0% 86.0% 88.0% 90.0% 92.0% 94.0% 96.0% 98.0% 100.0% 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 *Utilization excludes boxcar fleet GATX RAIL NORTH AMERICA’S UTILIZATION*

GATX Rail North America's Limited Crude Oil and Frac Sand Exposure

INDUSTRY

Crude-by-rail and frac sand markets drove robust railcar growth and suppliers responded with record production



1.6M Cars
111,000 Cars
82,000 Cars
68%
7%
25%
51%
21%
28%
34%
22%
44%
North American Fleet
Backlogs
2015 Deliveries
Tank Cars
Small Cube Hopper
Other

GATX

Deliberately took small crude-by-rail and frac sand positions and maintained balance of tank and freight

GATX's railcars serving crude oil and frac sand customers are on long-term leases

Only 2.1% of GATX's total fleet is in **crude oil service**

Only 2.1% of GATX's total fleet is in **frac sand service**



125,000 Cars
51%
49%
GATX Fleet
Freight Cars
Tank Cars

North American Fleet Data: UMLER as of January 2016
Backlogs and Deliveries Data: Railway Supply Institute as of January 2016

11

12 GATX Rail North America – Flammable Liquids Rulemaking Final flammable liquids rules were codified in 2015 for both US and Canada. GATX’s flammables fleet is relatively small and is well-positioned with respect to the new rules. 78% 20% 2% Fewer than 13,900 Flammable Liquid Tank Cars out of more than 61,000 Tank Cars in GATX’s fleet GATX’S TANK CAR FLEET & FLAMMABLE LIQUID EXPOSURE 78% Non-Flammable Tank Cars 20% Flammable Liquid Tank Cars (Deadline of 2023 or Later) 2% Flammable Liquid Tank Cars (Deadline before 2023) As of 12/31/2015

13 GATX’s Excellent Visibility into Future Cash Flow Raising lease rates and extending lease terms have resulted in committed lease receipts in Rail North America increasing by 17% to over $4.2 billion in 2015.  Predominantly fixed leases without early termination options  Committed Lease Receipts have grown at a steady rate  Average remaining lease term of Rail North America’s fleet has increased to approximately 4 years $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 $4.5 2011 2012 2013 2014 2015 Year 1 Years 2 & 3 Years 4 & 5 Thereafter $2.3 $4.2 RAIL NORTH AMERICA COMMITTED LEASE RECEIPTS $ BIL LIO N S As of 12/31 for each year

14 96% 97% 95% 97% 95% 97% 96% 92% 94% 96% 98% 100% 2007 2009 2011 2013 2015 GATX Rail International Overview FLEET COUNT 23,000 in Europe & 750+ in India CAR TYPE COUNT 38+ AVERAGE FLEET AGE 18 Years NUMBER OF CUSTOMERS 250+ MAJOR COUNTRIES OF OPERATIONS Germany, Poland, Austria, The Netherlands, Hungary, Czech Republic, Slovakia and India As of 12/31/2015 2015 OVERVIEW GRE FLEET UTILIZATION 40% 26% 12% 4% 4% 3% 3% 8% Based on 2015 GRE Revenues GEOGRAPHIES SERVED BY GRE 40% Germany 26% Poland 12% Austria 4% The Netherlands 4% Hungary 3% Czech Rep. 3% Slovakia 8% Other

15 65% 14% 13% 8% GRE’s Fleet Structure Approximately 23,000 railcars as of 12/31/15 GRE’s newer and higher capacity fleet attracts top tier customers. FLEET STRUCTURE 65% Mineral Oil 14% LPG 13% Chemical 8% Other GRE HAS INVESTED MORE THAN $1 BILLION OVER THE LAST 10 YEARS RESULTING IN A NEWER AND HIGHER CAPACITY FLEET TO SERVE ITS CUSTOMERS 2005 2015 GRE Car Count 18,900 23,000 GRE Average Fleet Age (years) 24 18 GRE Average Fleet Capacity (million m³) 1,337 1,865

American Steamship Company Overview

BUSINESS OVERVIEW

- ASC provides transportation of dry bulk commodities across the Great Lakes and St. Lawrence Seaway
- ASC joined GATX in 1973 and has been in operation over 100 years
- ASC operates with significant emphasis on safety and environmental stewardship

FLEET OVERVIEW

- Fleet of 17 self-unloading vessels
  - No shore-side assistance required
  - Operates 24-hours a day, seven days a week (March-January)
- Fresh-water vessels are long-lived
  - ASC operates the youngest US-flagged fleet
- Composition of fleet meets varying levels of demand and operational metrics (Range in length from 635' to 1,000')

CUSTOMER OVERVIEW

- ASC served 26 customers in 2015
- Top five customers composed 85% of ASC's total revenue in 2015
- Excellent customer relationships
- Innovative and solution driven

CAPACITY OF US-FLAG VESSEL OPERATORS


35%
24%
20%
10%
7%
4%
35% ASC
24% Interlake Steamship Company
20% Great Lakes Fleet, Inc.
10% Grand River Navigation
7% Central Marine Logistics
4% Other

Total annual industry capacity 104 million net tons

GATX/ASC management estimates as of 12/31/15

16

GATX

17 Portfolio Management Overview $6 $66 $0 $10 $20 $30 $40 $50 $60 $70 OWNED PORTFOLIO RRPF JV PRE-TAX INCOME (GATX’s SHARE) $636.5 million NBV as of 12/31/15 $ M IL LIO N S 53% Aircraft Spare Engine Leasing Affiliates 43% Marine Equipment 4% Other 53% 43% 4% RRPF OVERVIEW  GATX established its first partnership with Rolls-Royce plc in 1998  Lease spare aircraft engines to commercial airlines and Rolls- Royce plc – The largest Rolls-Royce spare aircraft engine portfolio in the industry, with more than 435 engines  Total NBV of engines upon establishment of RRFP was $350 million; today the NBV is approximately $3 billion  RRPF has committed future lease receipts of more than $1.6 billion

FINANCIAL PROFILE 18

19 GATX Financial Profile – Overview  Strong, stable and predictable cash flow – Market leadership in railcar leasing business – High level of committed revenues – Credit strength of customer base  Strong balance sheet – Long-lived railcar assets – Limited secured debt  Excellent liquidity through cycles – Access to capital is well diversified – $575 million committed credit facility matures in 2020 – Balanced maturity schedule  Flexible capital spending

20 2007 2009 2011 2013 2015 Operating Cash Flow Portfolio Proceeds $999 $841 $708 $591 $464 $990 GATX Financial Profile – Cash Flow GATX has nearly $4.6 billion in committed future lease receipts. GATX COMMITTED FUTURE LEASE RECEIPTS As of 12/31/15 $ M IL LIO N S OPERATING CASH FLOW & PORTFOLIO PROCEEDS (Continuing Operations) $ 3 4 0 $ 3 6 4 $ 2 6 7 $ 2 4 4 $ 3 0 7 $ 3 7 0 $ 4 0 1 $ 4 4 9 $ 5 3 4 $ 2 9 3 $ 2 4 7 $ 1 5 6 $ 6 8 $ 8 4 $ 1 5 4 $ 2 8 9 $ 3 8 5 $ 2 6 4 $ 4 8 2 $ 1 2 3 $ M IL LIO N S As of 12/31/15

21 GATX Financial Profile – Customer Base 12/31/15 Customer families sometimes include more than one customer account, therefore the S&P or equivalent ratings noted generally reflect the credit quality of the rated parent entity. Lease obligations of subsidiaries are not necessarily guaranteed by the rated parent entity. GATX Rail North America serves more than 800 customers Top 20 customers account for 36% of lease income Average relationship tenure of top ten customers is 43 years Largest customer represents less than 5.5% of total lease income 10% 22% 34% 16% 18% CREDIT RATINGS OF TOP 50 CUSTOMER FAMILIES FOR RAIL NORTH AMERICA 10% AAA and AA 22% A 34% BBB 16% BB or < 18% Private / Not Rated GATX RAIL NORTH AMERICA GATX RAIL EUROPE ALSO HAS A STRONG CUSTOMER BASE – AMONG ITS TOP 10 CUSTOMERS, 70% HAVE INVESTMENT GRADE RATINGS

22 GATX Financial Profile – Balance Sheet As of 12/31/15 GATX has invested in approximately $7.8 billion of hard assets since 2006, which have been primarily financed with unsecured debt. % of Assets that are Secured 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 2003 2005 2007 2009 2011 2013 2015 As of 12/31/15 Total Recourse Debt = On-Balance-Sheet Recourse Debt + Off-Balance-Sheet Recourse Debt + Capital Lease Obligations + Commercial Paper and Bank Credit Facilities, Net of Unrestricted Cash Sold aircraft leasing business & reduced leverage and secured assets LEVERAGE & REDUCTION OF SECURED ASSETS Recourse Debt/Equity Stable Leverage post-2006 $1,024 $641 $663 $491 $590 $676 $771 $921 $1,181 $815 $5.7 $6.0 $6.3 $6.2 $6.4 $6.7 $6.9 $7.4 $7.5 $7.4 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 9.0 0 200 400 600 800 1,000 1,200 1,400 2007 2009 2011 2013 2015 Capital Spending NBV on- and off-balance-sheet assets $ M IL LIO N S $ BIL LIO N S GATX CAPITAL SPENDING

23 GATX Financial Profile – Financial Results $2.54 $3.07 $3.49 $1.97 $1.59 $2.01 $2.81 $3.50 $4.48 $5.37 13% 14% 15% 9% 7% 9% 11% 13% 15% 18% 0% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 0.00 1.00 2.00 3.00 4.00 5.00 6.00 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 EPS (left axis) ROE (right axis) Graph displays Diluted EPS Diluted EPS and ROE exclude Tax Adjustments and Other Items. See the Appendix for a reconciliation of these non-GAAP measures. $ P ER SHAR E

24 GATX Financial Profile – Future Debt Obligations GATX’s debt maturity schedule is well balanced. As of 12/31/15 $565 $413 $518 $550 $350 $1,810 2016 2017 2018 2019 2020 Thereafter $ M IL LIO N S FUTURE DEBT OBLIGATIONS

25 GATX Financial Profile – Diversified Access to Capital  GATX will continue to utilize its traditional sources to meet its financing needs: – Commercial paper – Unsecured debt offerings – Unsecured private placements – Unsecured bank term loans – Secured rail debt

26 SHORT-TERM AMOUNT Borrowings under Bank Credit Facilities (Europe) 7.4 UNSECURED 5.80% Notes due 2016 200.0 3.50% Notes due 2016 350.0 1.25% Notes due 2017 300.0 6.00% Notes due 2018 200.0 2.375% Notes due 2018 250.0 2.50% Notes due 2019 300.0 2.50% Notes due 2019 250.0 2.60% Notes due 2020 350.0 4.85% Notes due 2021 300.0 4.75% Notes due 2022 250.0 3.90% Notes due 2023 250.0 3.25% Notes due 2025 300.0 5.20% Notes due 2044 300.0 4.50% Notes due 2045 250.0 Floating Rate Debt due 2017 110.0 Floating Rate Debt due 2024 100.0 Floating Rate Debt due 2025 60.0 Fixed and Floating Rate Debt due 2016-2018 (Europe) 78.5 SECURED Fixed Rate Debt due 2016 (Nonrecourse) 6.9 Capital Lease Obligations 18.4 Total Balance Sheet(2) $4,231.2 OPERATING LEASES Operating Leases – Recourse (Off-Balance-Sheet) $495.5 GATX Financial Profile – Financings 2015 FINANCINGS  $650 million unsecured offering – $100 million 5-year notes (re-opening) – $300 million 10-year notes – $250 million 30-year notes 2014 FINANCINGS  $850 million unsecured offering – $300 million 3-year notes – $250 million 5+-year notes – $300 million 30-year notes  $250 million unsecured offering of 5+-year notes  $100 million private placement of 10-year unsecured floating-rate notes (1) As of 12/31/15 (2) Excludes adjustments for fair value hedges, debt discounts, and debt issuance costs RECENT NOTABLE FINANCINGS DEBT OUTSTANDING(1) ($ millions) GATX issued $2.6 billion of long-term debt in the public market during the last 3-years (2013-2015)

27 GATX Financial Profile – Summary SOLID AND PREDICTABLE CASH FLOW  Market leader in railcar leasing business  Committed future lease receipts from strong and diversified customer base  Operational and geographic diversification  Capital spending flexibility  Solid and sustained customer relationships STRONG BALANCE SHEET  Primarily long-lived, widely used railcar assets  High market value of assets relative to book value  Limited secured debt EXCELLENT LIQUIDITY POSITION  $575 million committed availability under primary credit facility  Strong and efficient CP program  Consistent access to capital markets through cycles  Balanced debt maturity profile

APPENDIX 28

29 North America – Industry Railcar Ownership 51% 9% 19% 21% RAILROADS (21%)  Ownership of railcars has been declining  In 2000, 53% of railcars were owned by railroads  Virtually no tank car ownership due to complexities and regulations  Focus of capital investment on infrastructure LESSORS (51%)  Shift from railroad and shipper owned railcars to lessor market share  Lessors dominate the tank car segment due to complex services and compliance requirements UMLER as of January 2016 SHIPPERS (19%)  Shipper market share has been relatively constant since 2008 at ~19%  Alternative focus of capital on core business versus railcar investments TTX (9%)  Fleet is predominantly focused on intermodal, flat cars, and boxcars  Overall market share has remained steady since 2008 at ~10% of the North American fleet NORTH AMERICAN FLEET BY CAR TYPE 31% Covered Hopper 23% Open Top 25% Tank 9% Flat 8% Boxcar 4% Intermodal 31% 23% 25% 9% 8% 4% Approximately 1.6 million railcars

30 North America – Industry Shipments & Carloadings 20.9 21.2 17.1 18.2 16 17 18 19 20 21 22 2005 2007 2009 2011 2013 2015 Demand increased across most major commodity types. Demand declined due to difficulties in nearly every sector. Demand increased in 2010 due to nearly every sector. Demand declined from 2011 to 2013 due to decreased coal shipments. Demand declined due to energy- related shipments. Association of American Railroads as of 12/31/15 CARLOADS ORIGINATED (United States and Canada) (000 ’s) Railway Supply Institute as of January 2016 Based on 2015 carloads of approximately 18.2 million 30% 6% 12% 5% 2% 10% 7% 3% 25% 30% Coal 6% Petroleum Products 12% Chemical 5% Forest & Paper Products 2% Food / Kindred 10% Farm Products 7% Auto 3% Metals 25% All Other INDUSTRY SHIPMENT COMPOSITION

31 North America – Industry Backlogs  Cyclicality of the industry is illustrated by the backlog of orders at the railcar manufacturers  The recent trends in tank car backlog are primarily due to energy markets  Deep backlogs are generally positive for existing lessors’ fleets – Customers’ alternative of buying has long lead times – Access to new cars is limited  Current backlogs are unevenly weighted toward small cube covered hoppers and tank cars targeted for the energy sector Railway Supply Institute as of January 2016 ‘99 ‘00 ‘01 ‘02 ‘03 ‘04 ‘05 ‘06 ‘07 ‘08 ‘09 ‘10 ‘11 ‘12 ‘13 ‘14 ‘15 Number of Tank Number of Freight INDUSTRY BACKLOGS 160,000 140,000 120,000 100,000 80,000 60,000 40,000 20,000

32 North America – Lessor Market Share LESSOR TANK CARS  Approximately 396,000 tank cars in North America – About 80% of tank cars are owned by lessors, with the balance owned by shippers  GATX is the second largest tank car lessor UMLER as of January 2016 LESSOR FREIGHT CARS  Approximately 1.2 million freight cars in North America – Ownership is more balanced across owner types than tank  42% lessors, 27% railroads, 18% shippers, and 13% TTX Based on more than 810,300 lessor-owned railcars 16% 17% 22% 11% 13% 5% 16% NORTH AMERICAN LEASING SHARE 16% GATX 17% Union Tank Car 22% Wells Fargo 11% Trinity 13% CIT 5% ARL 16% Other Based on approximately 313,300 lessor-owned tank cars 19% 39% 15% 9% 8% 10% NORTH AMERICAN TANK CAR LEASING SHARE 19% GATX 39% Union Tank Car 15% Trinity 9% CIT 8% ARL 10% Other

GATX Rail North America's Fleet Breakdown

	CAR TYPE	COMMODITIES CARRIED	% OF GATX'S FLEET
TANK CARS (49% of Fleet)	General Service Tank Cars: 20k-25k gallon	Liquid fertilizers, Fuel oils, Asphalt, Food-grade oils, Chemicals (styrene, glycols, etc.)	15%
	General Service Tank Cars: >25k gallon	Ethanol & methanol, Food-grade oils, Lubricating oils, Light chemicals (solvents, isopentane, alkylates, etc.), Light petroleum products (crude oil, fuel oils, diesels, gasoline, etc.)	12%
	High-Pressure Tank Cars	LPG, VCM, Propylene, Carbon dioxide	10%
	General Service Tank Cars: 13k-19k gallon	Molten sulfur, Clay slurry, Caustic soda, Corn syrup	6%
	Other Specialty Tank Cars	Acids (sulfuric, hydrochloric, phosphoric, acetic, nitric, etc.), Coal tar pitch, Dyes and inks, Specialty chemicals	4%
FREIGHT CARS (51% of Fleet)	Boxcars	Paper products, Lumber, Canned goods, Food and beverages	15%
	Open-top Cars	Aggregates, Coal, Coke, Woodchips, Scrap metal, Steel coils	10%
	Gravity Covered Hoppers: >4k cubic feet	Grain, Sugar, Fertilizer, Lime, Soda ash, Bentonite	8%
	Pneumatic Covered Hoppers	Plastic pellets	7%
	Gravity Covered Hoppers: <4k cubic feet	Sand, Cement, Roofing granules, Fly ash, Dry chemicals	5%
	Specialty Covered Hoppers	Flour, Corn starch, Mineral powder, Lime, Clay, Cement	3%
	Other	Flat cars (lumber and steel), Intermodal (containerized goods), Automotive (finished vehicles)	5%

33

GATX

34 International – European Industry Snapshot Approximately 705,000 railcars in standard-gauge countries RAILCAR OWNERSHIP  Eastern European fleets include many older, smaller tank cars  Increasingly difficult for smaller lessors to obtain financing and meet required regulatory standards in a cost effective manner GATX management estimates as of 12/31/15  Lease rate volatility is lower relative to North American market  Key segments continue to demonstrate need to replace aging equipment for regulatory reasons 30% 70% 30% Leasing Companies 70% Other

35 SAILING SEASON GENERALLY RUNS FROM LATE MARCH THROUGH THE END OF DECEMBER  Weather conditions and water levels impact operating efficiencies, especially early spring and early winter SHIPPING INDUSTRY ON THE GREAT LAKES IS MATURE WITH HIGH BARRIERS TO ENTRY  U.S. new-build vessel costs have risen sharply  Jones Act protects U.S. Flag operators  Concentrated customer base Great Lakes Industry Overview 0 20 40 60 80 100 120 2007 2009 2011 2013 2015 US-flagged Net Tons Carried ASC Net Tons Carried Lake Carriers’ Association as of 12/31/15 US-FLAG DRY BULK CARGO CARRIAGE GATX management estimates as of 12/31/15 35% 24% 20% 10% 7% 4% Total annual industry capacity 104 million net tons CAPACITY OF US-FLAG VESSEL OPERATORS 35% ASC 24% Interlake Steamship Company 20% Great Lakes Fleet, Inc. 10% Grand River Navigation 7% Central Marine Logistics 4% Other

36 American Steamship Company Overview Based on 2015 ASC volume of 26.5 million net tons As of 12/31/2015 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Total Net Tons Carried by ASC (in millions) 37.2 37.3 35.7 21.2 28.0 28.4 29.7 28.8 30.5 26.5 ASC Vessels Operated 18 18 18 12 13 14 14 13 15 13 VESSEL COUNT 17 AVERAGE DIESEL POWERED FLEET AGE 38 Years CUSTOMER BASE 26 MAJOR COMMODITIES CARRIED Iron Ore, Coal and Limestone ASC COMMODITIES SERVED2015 OVERVIEW 52% 30% 16% 2% 52% Iron Ore 30% Coal 16% Limestone 2% Other

37 RRPF Affiliates Market Leadership RRPF enjoys leading market position in each targeted asset type. 50% 79% 91% 100% 45% 38% 16% 9% 0% 28% Trent 500 Trent 700 Trent 800 Trent 900 V2500 RRPF MARKET POSITION (% OF SPARE ENGINES ON OPERATING LEASE) RRPF 2nd Largest Spare Engine Lessor of the Asset Type RRPF management estimates as of 12/31/15 Based on NBV of approximately $3 billion. 100% of RRPF’s portfolio as of 12/31/15. 30% 18% 13% 9% 6% 9% 15% RRPF ENGINE TYPES 30% Trent 700 (A330) 18% V2500 (A320) 13% Trent 900 (A380) 9% Trent 800 (B777) 6% Trent 500 (A340 - 500/600) 9% XWB (A350) 15% Other

RECONCILIATION OF NON-GAAP MEASURES 38

Reconciliation of Non-GAAP Measures – Net Income Measures

Net Income *(in millions)*	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
Net Income (GAAP)	$ 147.3	$ 183.8	$ 194.8	$ 81.4	$ 80.8	$ 110.8	$ 137.3	$ 169.3	$ 205.0	$ 205.3
Adjustments attributable to consolidated income:										
Net loss on wholly owned Portfolio Management marine investments, net of tax	-	-	-	-	-	-	-	-	-	5.7
Early retirement program, net of tax	-	-	-	-	-	-	-	-	-	5.6
Income tax rate changes	(5.9)	(17.1)	-	-	-	-	0.7	-	-	14.1
GATX income taxes on sale of AAE	-	-	-	-	-	-	-	23.2	-	-
Foreign tax credit carryforward	-	-	-	(7.4)	-	-	(4.6)	(3.9)	-	-
Tax benefits upon close of tax audits	-	-	-	-	(9.5)	(4.8)	(15.5)	-	-	-
Deferred tax benefit from the expiration of the statute of limitations on a tax position taken	-	-	(6.8)	-	-	-	-	-	-	-
Litigation recoveries (net of tax in 2010, no tax effect in 2011)	-	-	-	-	(4.1)	(3.2)	-	-	-	-
Leveraged lease adjustment, net of tax	-	-	-	-	-	(3.5)	-	-	-	-
Gain on sale of office building, net of tax	-	-	(9.8)	-	-	-	-	-	-	-
Environmental reserve reversal, net of tax	-	-	(6.6)	-	-	-	-	-	-	-
Adjustments attributable to affiliates' earnings:										
Impairment loss on Portfolio Management affiliate, net of tax	-	-	-	-	-	-	-	-	-	11.9
Income tax rate changes	-	(3.0)	-	-	(1.9)	(4.1)	(4.6)	(7.6)	-	(7.7)
Pretax gain on sale of AAE	-	-	-	-	-	-	-	(9.3)	-	-
Interest rate swaps at AAE, net of taxes	-	-	3.3	20.7	9.3	(0.2)	20.5	(6.9)	-	-
Net Income, excluding tax adjustments and other items	$ 141.4	$ 163.7	$ 174.9	$ 94.7	$ 74.6	$ 95.0	$ 133.8	$ 164.8	$ 205.0	$ 234.9

Earnings per Share	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015
Diluted EPS (GAAP)	$ 2.64	$ 3.43	$ 3.88	$ 1.70	$ 1.72	$ 2.35	$ 2.88	$ 3.59	$ 4.48	$ 4.69
Adjustments attributable to consolidated income:										
Net loss on wholly owned Portfolio Management marine investments, net of tax	-	-	-	-	-	-	-	-	-	0.13
Early retirement program, net of tax	-	-	-	-	-	-	-	-	-	0.13
Income tax rate changes	(0.10)	(0.31)	-	-	-	-	0.01	-	-	0.32
GATX income taxes on sale of AAE	-	-	-	-	-	-	-	0.50	-	-
Foreign tax credit carryforward	-	-	-	(0.15)	-	-	(0.09)	(0.08)	-	-
Tax benefits upon close of tax audits	-	-	-	-	(0.20)	(0.10)	(0.33)	-	-	-
Deferred tax benefit from the expiration of the statute of limitations	-	-	(0.13)	-	-	-	-	-	-	-
Litigation recoveries (net of tax in 2010, no tax effect in 2011)	-	-	-	-	(0.09)	(0.07)	-	-	-	-
Leveraged lease adjustment, net of tax	-	-	-	-	-	(0.08)	-	-	-	-
Gain on sale of office building, net of tax	-	-	(0.19)	-	-	-	-	-	-	-
Environmental reserve reversal, net of tax	-	-	(0.13)	-	-	-	-	-	-	-
Adjustments attributable to affiliates' earnings:										
Impairment loss on Portfolio Management affiliate, net of tax	-	-	-	-	-	-	-	-	-	0.27
Income tax rate changes	-	(0.05)	-	-	(0.04)	(0.09)	(0.09)	(0.16)	-	(0.18)
Pretax gain on sale of AAE	-	-	-	-	-	-	-	(0.20)	-	-
Interest rate swaps at AAE, net of taxes	-	-	0.06	0.42	0.20	-	0.43	(0.15)	-	-
Diluted EPS, excluding tax adjustments and other items *	$ 2.54	$ 3.07	$ 3.49	$ 1.97	$ 1.59	$ 2.01	$ 2.81	$ 3.50	$ 4.48	$ 5.37

**Sum of individual components may not be additive, due to rounding.*

39

GATX

40 Reconciliation of Non-GAAP Measures – Balance Sheet Measures On- and Off-Balance Sheet Assets 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Consolidated on-balance-sheet assets 4,646.6$ 4,723.2$ 5,190.5$ 5,206.4$ 5,442.4$ 5,846.0$ 6,044.7$ 6,535.5$ 6,919.9$ 6,894.2$ Less: Assets of discontinued operations 232.2 - - - - - - - - - 4,414.4 4,723.2 5,190.5 5,206.4 5,442.4 5,846.0 6,044.7 6,535.5 6,919.9 6,894.2 Off-balance-sheet assets: Rail North America 1,313.0 1,230.1 1,056.5 1,012.1 968.1 884.5 863.5 887.9 606.1 488.7 ASC - - - - - - 21.0 16.5 11.7 6.8 Portfolio Management 8.0 5.8 4.7 4.0 3.4 2.6 - - - - Total On- and Off-Balance-Sheet-Assets 5,735.4$ 5,959.1$ 6,251.7$ 6,222.5$ 6,413.9$ 6,733.1$ 6,929.2$ 7,439.9$ 7,537.7$ 7,389.7$